[HARDING LOEVNER LOGO]

Harding, Loevner Funds, Inc. (the “Fund”)
Statement of Additional Information dated December 31, 2009
Supplement dated as of April 30, 2010

Effective immediately, the Statement of Additional Information is revised as follows:

The following replaces similar disclosure for Mr. Chapman and Ms. Freeman in “Management of the Fund” on page 17 of the Statement of Additional Information:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
William E. Chapman, II c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 08876 Age, 68	Director	Indefinite; Director since 2008; Chairperson of the Audit Committee since 2009	Longboat Retirement Planning Solutions (consulting firm), President and Owner, 1998 – present; Hewitt Associates, LP (consulting firm), part-time provider of retirement and investment education seminars, 2000 – present; Bowdoin College, Trustee, 2002 – present.	6
Trustee, The Managers Funds (9 portfolios); Trustee, Managers AMG Funds (6 portfolios), Managers Trust I (10 portfolios) and Managers Trust II (6 portfolios); Trustee, Third Avenue Trust (4 portfolios); Trustee, Third Avenue Variable Trust (1 portfolio).

Jane A. Freeman c/o Harding Loevner LP 50 Division Street Fourth Floor Somerville, NJ 088760 Age, 56	Director	Indefinite; Director since 1996; Lead Independent Director since 2008	Scientific Learning Corporation (Education Software), Senior Vice President and Chief Financial Officer, 1/00 – 8/08; Treasurer and Vice President, Finance & Business Development, 9/99 – 1/00.	6	None